Exhibit 10.6
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                      AMENDED AND RESTATED PLEDGE AGREEMENT

         AMENDED AND RESTATED PLEDGE AGREEMENT dated as of May 24, 2001 (this "Pledge Agreement") made by Paul A. Amershadian, an individual residing at 39 Winged Foot Drive, Manalapan, New Jersey 07726 ("Grantor") in favor of CoActive Marketing Group, Inc., a Delaware corporation ("Lender").

                             PRELIMINARY STATEMENT:
                             ---------------------

         Pursuant to a to Promissory Note of even date herewith in the principal amount of $550,000 (the "Note"), Lender has made a loan (the "Loan") to Grantor upon the terms and conditions set forth therein. The Note also evidences loans made prior to the date hereof by Inmark Services, Inc. ("Inmark"), which loans were assigned by Inmark to Lender, which were secured by a Pledge Agreement dated as of January 10, 1996 (the "Prior Agreement"). The Prior Agreement is amended and restated in its entirety by this Pledge Agreement.

         Grantor is the record owner of those shares of stock of CoActive Marketing Group, Inc., a Delaware corporation (the "Issuer") described in
Schedule I hereto (the "Pledged Shares"). To induce Lender to make the Loan, Grantor has agreed to execute and deliver to Lender this Pledge Agreement.

                                   AGREEMENT:
                                   ----------

1.       Grant and Pledge of Security.
         -----------------------------

         1.1 Grant and Pledge of Security. As security for the full and punctual payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the obligations now or that hereafter become due to Lender under the Note (the "Obligations"), Grantor hereby pledges, transfers and assigns to Lender (and its successors and assigns), and grants to Lender (and its successors and assigns) security interests in all of the Security Collateral (as defined in Section 1.2 below). The security interests granted hereby, and all remedies and other rights stated or referred to in this Pledge Agreement, the Note or any other security document securing the Obligations (the "Loan Documents"), shall continue in full force and effect until the full, final and indefeasible payment and performance of the Obligations. Grantor agrees that Lender shall be entitled to sell, retain or otherwise deal with any or all of such collateral, in any order or simultaneously as Lender shall determine in its sole and absolute discretion, free of any requirement for the marshalling of assets or other restriction upon Lender in dealing with such Security Collateral. Grantor agrees that Lender may at Lender's election proceed directly against any Grantor for collection of any or all of its Obligations without first selling, retaining or otherwise dealing with any of the Security Collateral.

         1.2 Definition of Security Collateral. For the purposes hereof, "Security Collateral" means (a) the Pledged Shares, the certificates representing the Pledged Shares, and all dividends,

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cash, instruments, and other proceeds and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and (b) all additional shares of stock of the Issuer from time to time acquired by Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments, and other proceeds and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

         1.3 Delivery of Security Collateral. Grantor acknowledges that he has delivered to Lender all certificates, instruments and other documents representing the Security Collateral that exist on the date hereof and will immediately deliver to Lender all certificates, instruments and other documents representing Security Collateral that comes into existence in the future immediately after receipt of the same by any Grantor. Concurrently with the delivery to Lender of each certificate, instrument or other document representing Security Collateral, Grantor shall, if appropriate, in form and substance satisfactory to Lender, indorse the same over to Lender in blank and/or deliver an undated stock powers or similar documents covering such certificate duly executed in blank by Grantor. Pending the delivery by the Grantors of any certificate representing Security Collateral, Grantor shall hold the same in trust for Lender, as additional collateral security for the Obligations.

         1.4 Further Assurances. Grantor shall execute and deliver such further instruments and documents (in form and substance satisfactory to Lender) and take such other actions as Lender may request from time to time in order to obtain and preserve the full benefits of the Loan Documents and the rights and powers therein granted. Grantor also hereby authorizes Lender to file any financing statement, and all other types of Documents required to be filed to perfect any of the liens granted herein, without the signature of Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

2. Representations and Warranties. Grantor represents and warrants to Lender that, knowing and intending that Lender will rely thereon in making the Loan that the following statements are true, complete and correct:

         2.1    Title; Liens; etc. (a) The Security Collateral listed on
Schedule I constitutes all of the shares of stock of the Issuer owned by Grantor; (b) all of the information set forth in Schedule I is true, complete and correct; (c) none of the Security Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent in connection therewith (other than those which have been made or obtained prior to the date hereof).

         2.2 Perfected First Priority Liens. This Pledge Agreement is effective to create in favor of Lender, a legal, valid and enforceable security interest in all right, title and interest of Grantor in the Security Collateral. Upon delivery to Lender of the certificates or instruments evidencing the Security Collateral (together with stock powers or similar documents executed in

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blank), Lender shall have a fully perfected first priority Lien on, and security interest in, all right, title and interest in the Security Collateral.

3.       Voting Rights; Dividends; Etc..
         -------------------------------

         3.1 Voting Rights. So long as no Event of Default (as defined in the Note) shall have occurred and be continuing, Grantor shall be permitted to exercise (or refrain from exercising) any and all voting and other consensual rights with respect to the Security Collateral for any purpose not inconsistent with the terms of any Loan Document.

         3.2 Distributions. So long as no Event of Default shall have occurred and be continuing, Grantor shall be entitled to receive and retain any retain all dividends paid in respect of the Security Collateral; provided, that any and all

         (a) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Security Collateral; and

         (b) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus, or paid-in capital surplus shall be, and shall be forthwith delivered to Lender to hold as Security Collateral and shall, if received by Grantor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Grantor, and be forthwith delivered to Lender as Security Collateral in the same form as so received (with any necessary indorsement or assignment).

         3.3 Event of Default - Voting Rights and Distributions. If an Event of Default shall occur and be continuing,

                (a) all right of any Grantor to exercise (or refrain from exercising) the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to section 3.1 and to receive dividends that it would otherwise be authorized to receive and retain pursuant to section 3.2 shall cease, and all such rights shall thereupon become vested in Lender or its nominee who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, all without liability except to account for property actually received by it; provided, that Lender shall have no duty to Grantor to exercise any such right and shall not be responsible for any failure to do so or delay in so doing.

                (b) all dividend payments that are received by Grantor contrary to the provisions of section 3.3(a) shall be received in trust for the benefit of Lender, shall be segregated from

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other funds of Grantor and shall be forthwith paid over to Lender as Collateral in the same form so received (with any necessary endorsement or assignment).

                (c) The rights of Lender hereunder shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Grantor or against any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, other guarantee therefor or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Security Collateral or for any delay in so doing, nor shall Lender be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of Grantor or any other person or to take any other action whatsoever with regard to the Security Collateral or any part thereof.

        3.4 Additional Securities; Other Liens. Grantor covenants and agrees, that until full and final payment and performance of the Obligations, it shall not (a) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Security Collateral or (b) create, incur or permit to exist any lien with respect to, any of the Security Collateral.

4.       Remedies.
         --------

         4.1 Rights Regarding Collateral. Upon the occurrence of an Event of Default, Lender may, without demand or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Security Collateral or any part thereof, and may forthwith, or may agree to, sell or otherwise dispose of and deliver the Security Collateral or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or elsewhere, at such prices and on such terms as they may deem best, for cash or on credit, or for future delivery with or without assumption of any credit risk, with the right to the Lender or any other purchaser to purchase upon any such sale the whole or any part of the Security Collateral free of any right or equity of redemption in the Grantor, which right or equity is hereby expressly waived and released. Any public or private sale of only a portion of the Security Collateral shall not, in any way, affect Lender's lien on any remaining Security Collateral.

         4.2 Application of Proceeds. The proceeds of any such disposition or other action by Lender shall be applied as follows:

         (i) first, to the costs and expenses incurred in connection therewith (including attorney's fees and other expenses) or incidental thereto or to the care or safekeeping of any of the Security Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees and legal expenses;

         (ii) second, to the satisfaction of the Obligations in such order as Lender may elect;

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         (iii) third, to the payment of any other amounts required by applicable law ; and

         (iv) fourth, to Grantor to the extent of any surplus proceeds.

         4.3 Notice. Lender shall, to the extent notice of sale is required by law, give Grantor notice of the time and place of any public sale or of the time after which a private sale may take place.

         4.4 Securities Act Limitations. Grantor recognizes that Lender may be unable to effect a public sale of all or any part of the Security Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Security Collateral for its own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Lender has no obligation to register the Security Collateral for public sale under the Securities Act of 1933, as amended or other applicable law.

5. Security Interest Absolute. All rights of Lender and the pledge, transfer and assignment and security interest hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of any lack of validity, regularity, or enforceability of any Loan Document, any change in time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document; any taking, exchange, release, or non-perfection of any other Collateral or any taking, release, or amendment or waiver or consent to departure from any guaranty, for all or any of the Obligations; any manner of application of the Security Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Security Collateral for all or any of the Obligations; or any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor.

6.       Miscellaneous Provisions.
         ------------------------

         6.1 Amendment; Entire Agreement; etc. This Pledge Agreement amends in its entirety the Prior Agreement. This Pledge Agreement, together with the other Loan Documents constitute the entire agreement among the parties with respect to their subject matter, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions among the respective parties, whether express or implied, oral or written. Lender may assign all or a portion of its rights under this Agreement and may deliver the Security Collateral, or any part thereof, to any assignee and such assignee shall thereupon become vested with all the powers and rights given to Lender in respect thereof; and Lender shall thereafter be forever relieved and discharged from any liability or responsibility in the matter but, with respect to any Security Collateral not so delivered or assigned, Lender shall retain all powers and rights given to it hereby. This Agreement may not be changed or terminated orally, but only by a writing

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executed by the parties hereto. If any one or more of the provisions contained in this Pledge Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired. The descriptive headings used in this Pledge Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

         6.2 Notices. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by registered or certified mail or by facsimile transmitter and shall be effective when sent, and shall be sent as follows:

         If to the Grantor, to the address set forth above in the preamble to this Pledge Agreement or such other address as it may designate, by written notice to Lender as herein provided or to any other address as may appear in the records of Lender as Grantor's address.

                If to Lender, to Inmark Services, Inc., 415 Northern Boulevard, Great Neck, New York 10021, Attention: Donald A. Bernard, or such other address as it may designate, by written notice to Grantor as herein provided.

         6.3 Governing Law; Consent to Jurisdiction; Service of Process. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that state. Grantor hereby consents to the jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern and Eastern Districts of New York and consents that any action or proceeding hereunder may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and authorizes the service of process on Grantor by registered or certified mail sent to his address set forth above and any other address authorized in Section 6.2 as an address for the sending of notices.

         6.4 Waiver of Trial by Jury. Grantor hereby waives trial by jury in any action, proceeding or counterclaim brought by or against it on any matters whatsoever, in contract or in tort, arising out of or in any way connected with this Pledge Agreement or the Obligations.

         6.5 Waiver of Certain Other Rights. Grantor hereby waives the right to interpose any defense based upon any claims of laches or set-off or counterclaim of any nature or description, any objection based on forum non conveniens or venue, and any claim for consequential, punitive or special damages.

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                            [signature page follows]

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         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Pledge Agreement to be duly executed and delivered on the date and year first above written.



                                            /s/ PAUL A. AMERSHADIAN
                                            -----------------------
                                            Paul A. Amershadian


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                                   SCHEDULE I


Issuer                         Stock Cert. No.   Class of Stock    No. of Shares
--------------------------------------------------------------------------------
Health Image Media, Inc.*      H0192             Common            112,851
Health Image Media, Inc.*      H0193             Common            112,851
Inmark Enterprises, Inc.*      IE0094            Common             56,425

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* Name has been changed to CoActive Marketing Group, Inc.

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